Exhibit 10.1

FIRST AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of February 22, 2022 is entered into by and among the following parties:

(i) CVG CAPITAL III LLC, a Delaware limited liability company, as Seller (together with its successors and assigns, the “Seller”);

(ii) the Persons identified on the signature pages hereto as Purchasers, LC Banks, LC Participants and Group Agents;

(iii) PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent; and

(iv) ASHLAND LLC, a Kentucky limited liability company, in its individual capacity (“Ashland”) and as initial Servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.

BACKGROUND

A. The parties hereto have entered into a Receivables Purchase Agreement, dated as of March 17, 2021 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).

B. Concurrently herewith, Ashland, the Seller and the Administrative Agent, are entering into that certain Assignment Agreement (the “Assignment Agreement”), dated as of the date hereof, whereby the Seller agrees to sell back certain Receivables originated by Ashland to Ashland.

C. The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:

(a) Section 8.01(h) of the Receivables Purchase Agreement is restated in its entirety as follows:

Payments on Receivables, Collection Accounts. The Seller (or the Servicer on its behalf) will, and will cause each Originator to, at all times, instruct all Obligors to deliver payments on the Pool Receivables to a Collection Account or a Lock-Box. The Seller (or the Servicer on its behalf) will, and will cause each Originator to, at all times, maintain such books and records necessary to identify Collections received from time to time on Pool Receivables and to segregate such Collections from other property of the Servicer and the Originators. If any payments on the Pool Receivables or other Collections are received by the Seller, the Servicer or an Originator, it shall hold such payments in trust for the benefit of the Administrative Agent, the Group Agents and the other Secured Parties and promptly (but in any event within two (2) Business Days after receipt) remit such funds into a Collection Account. The Seller (or the Servicer on its behalf) will cause each Collection Account Bank to comply with the terms of each applicable Account Control Agreement. The

Seller shall not permit funds other than Collections on Pool Receivables and other Sold Assets and Seller Collateral to be deposited into any Collection Account. If such funds are nevertheless deposited into any Collection Account, the Seller (or the Servicer on its behalf) will (x) if such funds relate to misdirected payments made to a Collection Account with respect to accounts owing to Arkema S.A. or any Subsidiary thereof relating to performance adhesives during the twelve (12) months following the effectiveness of the transaction described in the Parent’s 8-K filed on August 31, 2021, within five (5) Business Days identify and transfer such funds to the appropriate Person entitled to such funds and (y) otherwise, within two (2) Business Days identify and transfer such funds to the appropriate Person entitled to such funds. The Seller will not, and will not permit the Servicer, any Originator or any other Person to commingle Collections or other funds to which the Administrative Agent, any Group Agent or any other Secured Party is entitled, with any other funds. The Seller shall only add a Collection Account (or a related Lock-Box) or a Collection Account Bank to those listed on Schedule II to this Agreement, if the Administrative Agent has received notice of such addition and an executed and acknowledged copy of an Account Control Agreement (or an amendment thereto) in form and substance acceptable to the Administrative Agent from the applicable Collection Account Bank. The Seller shall only terminate a Collection Account Bank or close a Collection Account (or a related Lock-Box) with the prior written consent of the Administrative Agent. The Servicer shall ensure that no disbursements are made from any Collection Account, other than such disbursements that are made at the direction and for the account of the Seller.

(b) Section 8.02(g) of the Receivables Purchase Agreement is restated in its entirety as follows:

(g) Payments on Receivables, Collection Accounts. The Servicer will at all times, instruct all Obligors to deliver payments on the Pool Receivables to a Collection Account or a Lock-Box. The Servicer will, at all times, maintain such books and records necessary to identify Collections received from time to time on Pool Receivables and to segregate such Collections from other property of the Servicer and the Originators. If any payments on the Pool Receivables or other Collections are received by the Seller, the Servicer or an Originator, it shall hold such payments in trust for the benefit of the Administrative Agent, the Group Agents and the other Secured Parties and promptly (but in any event within two (2) Business Day after receipt) remit such funds into a Collection Account. The Servicer shall not permit funds other than Collections on Pool Receivables and other Sold Assets and Seller Collateral to be deposited into any Collection Account. If such funds are nevertheless deposited into any Collection Account, the Servicer will (x) if such funds relate to misdirected payments made to a Collection Account with respect to accounts owing to Arkema S.A. or any Subsidiary thereof relating to performance adhesives during the twelve (12) months following the effectiveness of the transaction described in the Parent’s 8- K filed on August 31, 2021, within five (5) Business Days identify and transfer such funds to the appropriate Person entitled to such funds and (y) otherwise, within two (2) Business Days identify and transfer such funds to the appropriate Person entitled to such funds. The Servicer will not, and will not permit the Seller, any Originator or any other Person to commingle Collections or other funds to which the Administrative Agent, any Group Agent or any other Secured Party is entitled, with any other funds. The Servicer shall only add a Collection Account (or a related Lock-Box), or a Collection Account Bank to those listed on Schedule II to this Agreement, if the Administrative Agent has received notice of such addition and an executed and acknowledged copy of an Account Control Agreement (or an amendment thereto) in form and substance acceptable to the Administrative Agent from the applicable Collection Account Bank. The Servicer shall only terminate a Collection Account Bank or close a Collection Account (or a related Lock-Box) with the prior written consent of the Administrative Agent.

SECTION 2. Notices and Consents.

(c) Notice of Entry into the Assignment Agreement. The Seller hereby provides notice of its entry into the Assignment Agreement along with duly executed copy of the Assignment Agreement and requests that each of the parties hereto acknowledge and consent to the execution of the Assignment Agreement.

(d) Consent to Entry into the Assignment Agreement. Each of the parties hereto acknowledges, consents and agrees to the terms of the Assignment Agreement and waives any otherwise applicable conditions precedent thereto under the Receivables Purchase Agreement and the other Transactions Documents (other than as set forth herein).

(e) Consent to Filing Certain UCC Financing Statements. In connection with the execution of the Assignment Agreement, each of the parties hereto hereby consents to the filing of the financing statements attached hereto as Exhibit A.

SECTION 3. Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrative Agent and each Purchaser Party, as follows:

(a) Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

(c) No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Termination, Servicer Default or Unmatured Event of Termination.

SECTION 4. Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of duly executed counterparts to this Agreement and the Assignment Agreement.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

CVG CAPITAL III LLC,

as Seller

By: /s/ William Whitaker

Name: William Whitaker

Title: President

ASHLAND LLC,

as Servicer

By: /s/ William Whitaker

Name: William Whitaker

Title: Vice President & Treasurer

PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent

By: /s/ Henry Chan

Name: Henry Chan

Title Senior Vice President

PNC BANK NATIONAL ASSOCIATION

as Group Agent for the PNC Group

By: /s/ Henry Chan

Name: Henry Chan

Title Senior Vice President

PNC BANK NATIONAL ASSOCIATION

as an LC Bank, Committed Purchaser and LC Participant

By: /s/ Henry Chan

Name: Henry Chan

Title Senior Vice President

FIFTH THlRD BANK, NATIONAL ASSOCIATION,

as Group Agent for the Fifth Third Group

By: /s/ Dylan James

Title: Officer

FIFTH THIRD BANK, NATIONAL ASSOCIATION,

as a Committed Purchaser and LC Participant

By: /s/ Dylan James

Title: Officer